Exhibit 32.2

                                  CERTIFICATION

                PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT
         OF 2002 (SUBSECTIONS (A) AND (B) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)

Pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350), the undersigned officer of SonomaWest Holdings, Inc., a California corporation (the "Company"), does hereby certify that: The Quarterly Report on Form 10-Q for the quarter ended December 31, 2003 (the "Form 10-Q") of the Company fully complies with the requirements of section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                   Dated: : February 12, 2004


                                   /s/ Thomas R. Eakin
                                   -----------------------
                                   Thomas R. Eakin
                                   Chief Financial Officer


A signed original of this written statement required by Section 906 has been provided to SonomaWest Holdings, Inc. and will be retained by SonomaWest Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.


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